                  SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC 20549

                             ------------


                               FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   September 3, 1999
                                                 --------------------------


                           Allaire Corporation
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                     333-68639              41-1830792
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(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
    OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)


One Alewife Center, Cambridge, Massachusetts                    02140
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (617) 761-2000
                                                   ----------------------------


                               Not Applicable
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5. OTHER EVENTS

    For the month of July 1999, Allaire's unaudited consolidated results, including acquired businesses, reflected revenue of approximately $4.7 million and a net loss of approximately $400,000. Financial information for July is being disclosed to comply with pooling of interest requirements. The results for July are not necessarily indicative of our operating results for our third fiscal quarter of 1999 or any other future period.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLAIRE CORPORATION


Date: September 3, 1999                 By: /s/ David A. Gerth
                                           ------------------------------
                                            Name: David A. Gerth
                                            Title: Vice President, Finance
                                            and Operations